ALPS | ALERIAN ENERGY INFRASTRUCTURE PORTFOLIO	ALPS VARIABLE INVESTMENT TRUST
Ticker: Class I (N/A) and Class III (ALEFX)	Summary Prospectus April 30, 2026

Before you invest, you may want to review the Portfolio’s prospectus, which contains more information about the Portfolio and its risks. You can find the Portfolio’s prospectus, reports to shareholders, and other information about the Portfolio, including the statement of additional information, online at https://www.alpsfunds.com/variable-insurance-trusts/alefx. You can also get this information at no cost by calling 1-866-432-2926, by sending an e-mail request to AVITFunds@sscinc.com, or by contacting your insurance company. The Portfolio’s prospectus and statement of additional information, each dated April 30, 2026, along with the Portfolio’s most recent annual report to shareholders dated December 31, 2025, are incorporated by reference into this summary prospectus.

Investment Objective

The Portfolio seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the Alerian Midstream Energy Select Index (the “Index”).

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. The table does not reflect expenses incurred from investing through a separate account or qualified plan and does not reflect variable annuity or life insurance contract charges. If it did, the overall fees and expenses would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class I	Class III
Management Fee	0.70%	0.70%
Distribution and/or Service (12b-1) Fees	0.00%	0.25%
Total Other Expenses	0.25%	0.35%
Shareholder Service Fees	0.15%	0.25%
Other Portfolio Expenses	0.10%	0.10%
Total Annual Fund Operating Expenses	0.95%	1.30%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, you reinvest all dividends and capital gains distributions and that the Portfolio’s operating expenses remain the same. After one year, the Example does not take into consideration the Adviser’s agreement to waive fees or reimburse expenses. The Example does not include expenses incurred from investing through a separate account or qualified plan. If the Example included these expenses, the figures shown would be higher.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:	1 Year	3 Years	5 Years	10 Years
Class I	$97	$303	$525	$1,165
Class III	$132	$412	$713	$1,566

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 30% of the average value of the Portfolio.

Principal Investment Strategies

The Portfolio employs a “passive management” – or indexing – investment approach designed to track the performance of the Index. Developed by VettaFi LLC (formerly, GKD Index Partners LLC d/b/a Alerian), a leading provider of objective energy infrastructure and master limited partnership (“MLP”) benchmarks, data and analytics (“VettaFi”), the Index is intended to give investors a means of tracking the overall performance of North American energy infrastructure companies.

The Index is a composite of North American energy infrastructure companies engaged in midstream activities involving energy commodities, including gathering and processing, liquefaction, pipeline transportation, rail terminaling, and storage (also known as “midstream energy businesses”). Midstream energy companies include midstream master limited partnerships (MLPs) and midstream corporations based in either the United States or Canada. The Index is a capped, float-adjusted market capitalization weighted index.

MLPs are publicly traded partnerships engaged in, among other things, the transportation, storage and processing of minerals and natural resources, and are treated as partnerships for U.S. federal income tax purposes. By confining their operations to these specific activities, MLP interests, or units, are able to trade on public securities exchanges exactly like the shares of a corporation, but without entity level income taxation. To qualify as an MLP and not be taxed as a corporation for income tax purposes, a partnership must, for any taxable year, receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code of 1986, as amended (the “Code”).

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ALPS | ALERIAN ENERGY INFRASTRUCTURE PORTFOLIO

The Portfolio will normally invest at least 90% of its net assets in securities that comprise the Index (or depositary receipts based on such securities) provided that, for the reasons set forth below, the Portfolio will not invest more than 25% of the value of its assets in one or more MLPs. Under normal conditions, the Portfolio generally will invest in all of the securities that comprise the Index in proportion to their weightings in the Index; however, under various circumstances, it may not be possible or practicable to purchase all of the securities in the Index in those weightings. In those circumstances, the Portfolio may purchase a sample of the securities in the Index or utilize various combinations of other available investment techniques in seeking performance which corresponds to the performance of the Index.

Pursuant to Section 851(b) of the Code, the Portfolio may invest no more than 25% of the value of its total assets in the securities of one or more qualified publicly traded partnerships, including MLPs that qualify as qualified publicly traded partnerships.

Unlike direct investments in MLPs, income and losses from the Alerian Portfolio’s investments in MLPs will not directly flow through to the personal tax returns of shareholders. The Alerian Portfolio will report distributions from its investments, including MLPs, made to shareholders annually on Form 1099. Shareholders will not, solely by virtue of their status as Alerian Portfolio shareholders, be treated as engaged in the business conducted by underlying MLPs for federal or state income tax purposes or for purposes of the tax on unrelated business income of tax-exempt organizations.

Principal Risks of Investing in the Portfolio

The main risks of investing in the Portfolio are below. Like all investments in securities, you risk losing money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Additional Information on the Portfolio’s Principal Investment Risks can be found on page 51 in the prospectus.

Canadian Investment Risk. The Fund may be subject to risks relating to its investment in Canadian securities. The Canadian economy may be significantly affected by the U.S. economy, given that the United States is Canada’s largest trading partner and foreign investor. Any negative changes in commodity markets could have a great impact on the Canadian economy. Because the Fund will invest in securities denominated in foreign currencies and the income received by the Fund will generally be in foreign currency, changes in currency exchange rates may negatively impact the Fund’s return.

Concentration Risk. Under normal circumstances, and to the extent consistent with the Portfolio’s investment objective of seeking investment results that correspond (before fees and expenses) generally to the price and yield performance of the Index, the Portfolio concentrates its investments in the North American Energy Infrastructure industry. A fund that invests primarily in a particular sector could experience greater volatility than funds investing in a broader range of industries.

Equity Securities Risk. Equity securities in which the Fund invests may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of macro-economic or other factors that affect securities markets generally or factors affecting specific industries, sectors or companies in which the Fund invests.

Industry Specific Risks. The Portfolio invests primarily in companies engaged in the energy infrastructure sector. Such companies are subject to risks specific to the industry they serve including, but not limited to, the following:

●	reduced volumes of natural gas, petroleum, or other energy commodities available for transporting, processing or storing;
●	new construction risks and acquisition risk which can limit growth potential;
●	a sustained reduced demand for crude oil, natural gas and refined petroleum products resulting from a recession or an increase in market price or higher taxes;
●	changes in the regulatory environment;
●	extreme weather;
●	unfavorable changes in contractual terms at the time of re-negotiation or expiration may negatively impact an asset;
●	rising interest rates which could result in a higher cost of capital and drive investors into other investment opportunities; and
●	threats of attack by terrorists.

Investment Risk. An investment in the Portfolio is subject to investment risk including the possible loss of the entire principal amount that you invest.

Issuer Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issues can be more volatile than that of larger issues.

Large-Cap, Mid-Cap and Small-Cap Companies Risk. The Portfolio’s investment in larger companies is subject to the risk that larger companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion. Securities of mid-cap and small-cap companies may be more volatile and less liquid than the securities of large-cap companies.

Market Risk. Market risk refers to the risk that the value of securities held by the Portfolio may decline due to daily fluctuations in the securities markets that are generally beyond the Adviser’s control, including inflation, supply chain disruptions, real or perceived adverse economic or political conditions throughout the world, war or political unrest, changes in the general outlook for corporate earnings, changes in interest or currency rates, natural disasters, the spread of infectious illness, or other public issues or adverse investor sentiment generally affect the securities and derivatives markets. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. In a declining stock

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market, stock prices for all companies (including those in the Portfolio’s portfolio) may decline, regardless of their long-term prospects.

MLP Risk. Investments in securities of MLPs involve risks that differ from investments in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, as described in more detail in the Prospectus. MLP common units and other equity securities can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs or the energy sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs and other equity securities also can be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios.

MLP Tax Risk. MLPs are treated as partnerships for U.S. federal income tax purposes and do not pay U.S. federal income tax at the entity level. Rather, each partner is allocated a share of the MLP’s income, gains, losses, deductions and expenses. A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being subject to U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by the Portfolio were treated as corporations for U.S. federal income tax purposes, it could result in a reduction in the value of your investment in the Portfolio and reduced distributions.

Non-Diversification Risk. The Portfolio is non-diversified under the Investment Company Act of 1940. This means that the Portfolio has the ability to take larger positions in a smaller number of issuers than a Portfolio that is classified as “diversified” and the value of the Portfolio’s shares may be volatile and fluctuate more than shares of a diversified fund that invests in a broader range of securities.

Non-U.S. Securities Risk. Investments in securities of non-U.S. issuers (including Canadian issuers) involve risks not ordinarily associated with investments in securities and instruments of U.S. issuers. Non-U.S. securities exchanges, brokers and companies may be subject to less government supervision and regulation than exists in the U.S. When investing in securities issued by non-U.S. issuers, there is also the risk that the value of such an investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates. The Portfolio’s investments directly or through Underlying ETFs in securities of non-U.S. Issuers may expose the Portfolio to withholding and other non-U.S. taxes, which may adversely affect the net return on such investments.

PFIC Tax Risk. The Portfolio may own shares in foreign investment entities that constitute “passive foreign investment companies” (“PFICs”) for U.S. tax purposes. In order to avoid U.S. federal income tax and an additional interest charge on any “excess distribution” from PFICs or gain from the disposition of shares of a PFIC, the Portfolio may elect to “mark-to-market” annually its investments in a PFIC, which will result in the Portfolio being taxed as if it had sold and repurchased all the PFIC stock at the end of each year. Alternatively, in order to avoid the “excess distribution” rules, the Portfolio may elect to treat a PFIC as a “qualified electing fund” (a “QEF election”), which would require the Portfolio to include in taxable income its allocable share of the PFIC’s income and net capital gains annually, regardless of whether it receives distributions from the PFIC. Amounts included in income under a QEF election are qualifying dividend income for a RIC if either (i) the earnings attributable to the inclusions are distributed in the taxable year of the inclusion, or (ii) such earnings are derived with respect to the RIC’s business of investing in stock, securities or currencies. To make a QEF election, the Portfolio must obtain certain annual information from the PFICs in which it invests, which may be impossible to obtain.

Replication Management Risk. Unlike many investment companies, the Portfolio is not “actively” managed. Therefore, it may not necessarily sell a security solely because the security’s issuer is in financial difficulty unless that security is removed from the Index.

Tracking Error Risk. The Portfolio’s return may not match the return of the Index for a number of reasons. For example, the Portfolio incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing the Portfolio’s securities holdings to reflect changes in the composition of the Index.

The Portfolio may not be fully invested at times, either as a result of cash flows into the Portfolio or reserves of cash held by the Portfolio to meet redemptions and expenses. If the Portfolio utilizes a sampling approach or futures or other derivative positions, its return may not correlate as well with the return on the Index, as would be the case if it purchased all of the stocks in the Index with the same weightings as the Index.

Performance

The bar charts and tables on the following pages provide an indication of the risk of investing in the Portfolio by showing changes in the Portfolio’s Class I performance from year to year and by showing how the Portfolio’s average annual returns for the one year, five-year, and ten-year periods compared with those of the Bloomberg US 1000 Index, a broad-based securities market index, and the Alerian Midstream Energy Select Index, an additional index that is representative of the Portfolio’s investment strategy.

Class III shares and Class I shares would have similar annual returns because all Classes of shares are invested in the same portfolio of securities, although annual returns will differ to the extent the Classes do not have the same expenses. Currently, the annual expense ratio of the Class I shares is lower than the estimated expense ratio of the Class III shares. Accordingly, performance would have been lower if Class III expenses were reflected. The bar charts and performance tables assume reinvestment of dividends and distributions. Returns do not

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ALPS | ALERIAN ENERGY INFRASTRUCTURE PORTFOLIO

reflect separate account, insurance contract or qualified plan fees and/or charges. If such fees and charges were taken into account, returns would be lower. The Portfolio’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Best Quarter and Worst Quarter figures apply only to the period covered by the chart. Updated performance information is available on the Portfolio’s website at www.alpsfunds.com or by calling 1-866-432-2926.

ALPS | Alerian Energy Infrastructure Portfolio – Class I

Best Quarter:	06/30/2020	36.95%
Worst Quarter:	03/31/2020	-49.55%

Average Annual Total Returns
(for the periods ended December 31, 2025)

	1 Year	5 Years	10 Years
ALPS | Alerian Energy Infrastructure Portfolio – Class I	5.09%	22.50%	11.11%
ALPS | Alerian Energy Infrastructure Portfolio – Class III	4.66%	22.06%	10.70%
Bloomberg US 1000 Index*	17.51%	13.47%	14.55%
Alerian Midstream Energy Select Index (reflects no deduction for fees, expenses or taxes)**	6.58%	24.26%	12.70%

*	Broad-based securities market index.

**	Additional index.

Investment Adviser

ALPS Advisors, Inc. is the investment adviser to the Portfolio.

Portfolio Managers

Ryan Mischker, Senior Vice President, Portfolio Management & Research of the Adviser. Mr. Mischker has managed the Portfolio since June 2015.

Charles Perkins, Associate Vice President, Portfolio Management & Research of the Adviser. Mr. Perkins has managed the Portfolio since March 2024.

Messrs. Mischker and Perkins have joint and primary responsibility for the day-to-day management of the Portfolio’s portfolio.

Tax Information

The Portfolio’s distributions are generally not taxable if you are investing through a tax-deferred arrangement, such as a variable insurance contract. Withdrawals from tax-deferred arrangements are subject to special tax rules. If the Portfolio’s distributions are made to arrangements that do not provide for non-taxable earnings or tax-deferral (e.g., certain registered and unregistered separate accounts), the distributions will generally be taxed as ordinary income, capital gains, or qualified dividend income. For information regarding the tax consequences of insurance contract ownership, you should consult the prospectus for the particular insurance contract you own.

Financial Intermediary Compensation

This Portfolio is only offered as an underlying investment option for variable insurance contracts and to qualified plans. The Portfolio and its related companies may make payments to sponsoring insurance companies, their affiliates or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing insurance companies to include the Portfolio as an underlying investment option in a variable insurance contract. In addition, these payments may be a factor that another financial intermediary considers in including the Portfolio as an investment option under a qualified plan. The prospectus or other offering documents for variable insurance contracts or plans may also contain additional information about these payments.

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